UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 15, 2005
OPEN SOLUTIONS INC.
(Exact name of registrant as specified in its charter)

Delaware	000-02333-56	22-3173050
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

455 Winding Brook Drive Glastonbury, CT	06033
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (860) 652-3155

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-2.1 Stock Purchase Agreement
EX-99.1 Press Release issued by the company on September 15, 2005

Item 1.01. Entry into a Material Definitive Agreement.
     Open Solutions Inc. (the “Company”) has entered into a Stock Purchase Agreement, dated as of September 15, 2005 (the “Purchase Agreement”), by and among Open Solutions Inc., Husky Acquisition Corporation, a wholly-owned subsidiary of the Company (“Purchaser”), The BISYS Group, Inc. (“BISYS”) and BISYS Inc. (“Seller”). The Purchase Agreement contemplates that Purchaser will purchase all of the outstanding shares of common stock, no par value per share, of BIS LP Inc., a wholly-owned subsidiary of Seller (“BIS”), for $470 million in cash (the “Transaction”), subject to adjustment based on the difference between targeted working capital and the working capital of BIS and its subsidiaries at the closing of the Transaction. In addition, the purchase price will be reduced based upon the average actual and projected change in earnings before interest, taxes, depreciation and amortization of BIS and its subsidiaries for the twelve-month periods ended June 30, 2003, June 30, 2004, June 30, 2005, June 30, 2006 and June 30, 2007 (the “Average Change in EBITDA”) that is a result of BISYS’s restatement of its historical financial statements. If the Average Change in EBITDA is a negative number greater than ($500,000), then the purchase price will be reduced by the amount of the Average Change in EBITDA, expressed as a positive number, multiplied by a factor of 8, with a maximum adjustment of $15 million.
     The closing of the Transaction is subject to the satisfaction or waiver of various closing conditions, including but not limited to the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the availability of the financing described below on substantially the terms and conditions set forth in the Company’s commitment letters, the receipt of consolidated audited financial statements of BIS and its subsidiaries that do not reflect a material change in the consolidated financial position, results of operations or changes in financial position of BIS and its subsidiaries from that reflected in the financial statements Seller represents and warrants to in the Purchase Agreement, the execution by certain individuals of employment agreements in form and substance reasonably satisfactory to Purchaser, the receipt of evidence that certain guarantees made by certain subsidiaries of BIS have been terminated and the receipt of certain third party consents and approvals. BISYS, Seller, Purchaser and the Company have made customary representations and warranties and covenants in the Purchase Agreement.
     The Company expects to finance the Transaction with a combination of available cash and borrowings under new credit facilities of the Company pursuant to commitment letters entered into as of September 15, 2005 with Wachovia Bank, National Association and Wachovia Capital Markets, LLC. Such financing will consist of $320 million of senior secured first lien credit facilities, consisting of a $30 million revolving credit facility (none of which is expected to be drawn at closing) and a $290 million term loan facility, and a $60 million senior secured second lien term loan facility. These financing commitments are subject to the completion of the Transaction and customary closing conditions, including entering into definitive loan agreements.
     Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities LLC, Simpson Thacher & Bartlett LLP and Shipman & Goodwin LLP have advised the Company in connection with the Transaction.

     The Purchase Agreement also contains certain customary termination rights, including but not limited to the right of any party to terminate the Purchase Agreement if the Transaction is not completed by December 31, 2005 and the right of Purchaser to terminate the Purchase Agreement if there is a material adverse effect with respect to BIS or if exceptions to certain warranties regarding contract terminations and non-renewals and employee departures occur between signing and closing. In addition, Purchaser may terminate the Purchase Agreement if the restatement adjustment would be greater than $15 million or if the closing condition pertaining to the delivery of audited BISYS financial statements is not met. BISYS must promptly reimburse Purchaser for up to $2.75 million of its reasonable out-of-pocket costs if the Purchase Agreement is terminated by Purchaser for either reason set forth in the preceding sentence and for up to $2.0 million of its reasonable out-of-pocket costs if the Purchase Agreement is terminated by the Purchaser because of the occurrence of the exceptions to warranties referred to in the second preceding sentence.
     The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference.
     The Purchase Agreement contains representations and warranties of BISYS, Seller, Purchaser and the Company that they have made to each other. The assertions embodied in those representations and warranties were made solely for purposes of the contract among BISYS, Seller, Purchaser and the Company and may be subject to important qualifications and limitations agreed by and among them in connection with negotiating the terms of the Purchase Agreement. Moreover, certain representations and warranties may not be accurate or complete as of any specified date, because, among other reasons, they are subject to a contractual standard of materiality different from those generally applicable to stockholders or were used for the purpose of allocating risk among the parties thereto rather than establishing matters as facts. For the foregoing reasons, no person should rely on these representations and warranties as statements of factual information in the Purchase Agreement.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

2.1	Stock Purchase Agreement, dated as of September 15, 2005, by and among Open Solutions Inc., Husky Acquisition Corporation, The BISYS Group, Inc. and BISYS Inc.

99.1	Press Release issued by the Company on September 15, 2005

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: September 19, 2005	OPEN SOLUTIONS INC.

	By:	/s/ Carl D. Blandino

Carl D. Blandino
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Stock Purchase Agreement, dated as of September 15, 2005, by and among Open Solutions Inc., Husky Acquisition Corporation, The BISYS Group, Inc. and BISYS Inc.

99.1	Press Release issued by the Company on September 15, 2005